PROMISSORY NOTE                                                    Dated  4-8-94
$ 100,000.00                                                        Reno, Nevada



     The undersigned corporation, SUMMA METALS, INC., a Nevada corporation, hereinafter referred to as 'Maker", promises to pay to the order of AMYN S. DAHYA, an individual, and/or assigns ("Holder"), the sum of One Hundred Thousand Dollars ($100,000.00), payable as follows:

     The entire balance, plus accrued interest at the rate of 12% per annum, commencing on the date hereof, shall be due and payable in full one year from the date hereof.

     Maker reserves the right to prepay all or any portion of the indebtedness evidenced by this Note at any time, without penalty.

     The Holder shall not by any act of omission or commission be deemed to waive any rights or remedies hereunder unless such waiver be in writing signed by the Holder, and then only to the extent set forth therein.

     Maker agrees to pay all costs and expenses included in enforcing collection of any portion of this Note by suit or otherwise, including a reasonable attorney's fee, if an attorney is used in such collection, regardless of whether a suit is instituted for collection. If a suit is instituted for collection, the Court shall adjudge the attorney's fee allowed. If a suit is not instituted, but an attorney is retained, maker shall pay the actual attorney's fee incurred.

     Presentment, notice of dishonor and protest are hereby waived by maker. This Note shall be the uncontestable obligation of Maker. Such liability shall continue in the event any extension of time for repayment is given.

     Maker hereby expressly represents and warrants that, until the total amount of principal and interest due and payable hereunder has been paid to Holder, Maker will not in any way encumber any of its assets, which consist of valuable mineral properties, together with any other assets which it may acquire at any time during the term hereof,

     The Holder of this Note may accelerate this Note, that is, declare the entire unpaid balance due and payable, upon (1) failure of Maker to stay current with its State corporation and regulatory filings and/or state and federal securities laws, rules and regulations; (2) any attempt to encumber any of Maker's assets during the term of this Note: and (3) the insolvency of maker, or any guarantor, if any, of this Note. Protest is waived.

     Upon any default hereunder, the undersigned agrees to pay all costs of collection and attorney's fees incurred by Holder in collecting this Note, or in exercising any judicial or nonjudicial remedies available to Holder.

     In the event litigation is necessary to collect this Note, Maker expressly consents to jurisdiction in Washoe county, Nevada, which shall be the exclusive venue for such litigation,

    This Note shall be guaranteed by Michael M. Chaffee, who Shall, at all times during the term of this Note, be and remain an officer, director and principal shareholder of Maker.

SUMMA METALS, INC., a Nevada corporation ("Maker")

By

/s/ Michael M. Chaffee
    -----------------------------
    Michael M. Chaffee, President

    For valuable personal consideration, receipt of which is hereby acknowledged, and as further inducement for Holder to make the loan hereunder, the undersigned expressly and unequivocally guarantees all payments due and payable hereunder and expressly accepts all terms and conditions of this Promissory Note as his personal obligation.

/s/ Michael M. Chaffee
    ---------------------------------
    Michael M. Chaffee, an individual

Summa Metals, Inc.
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28281 CROWN VALLEY PKWY SUITE #225, LAGUNA NIGUEL, CA 92677-1461
TEL: (714) 348-0749  FAX: (719) 368-9747

                                             15 October, 1997

Mr. Amyn Dahya
1335 Greg Street,
Sparks, NV, 89431

Dear Amyn,

This is to confirm our conversation of this date RE: the extension of our past due note in the amount of $100,000.

You have given your agreement to extend said note, to be due and payable without penalty, to September 30th, 1998.

In the event the Company is in a position to make partial payments, without compromise to its operations prior to that date, we will make every effort to do so.

The Company appreciates your understanding that it must use the majority of the proceeds from its IPO to continue and expand operations for the benefit of all its Shareholders.

We will continue to keep you informed on the progress of the Company. Please initial below, return via Fax, and I will forward under separate cover, the revised note.

Sincerely,

THE SUMMA METALS CORPORATION

/s/ Raymond C. Baptista
    -----------------------------------
    Raymond C. Baptista
    Vice President, Chief Financial Officer
                                               Amyn Dahya  /s/ Amyn Dahya
                                                           ---------------

          ARIZONA * NEVADA * CALIFORNIA * CHIHUAHUA * BAJA CALIFORNIA